UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – November 18, 2021
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
............(Address of principal executive offices)......................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The NASDAQ Stock Market LLC
1.300% Senior Notes due 2023	HON 23A	The NASDAQ Stock Market LLC
0.000% Senior Notes due 2024	HON 24A	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The NASDAQ Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The NASDAQ Stock Market LLC
* The common stock is also listed on the London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

364-Day Credit Agreement

On November 18, 2021, Honeywell International Inc. (the “Company”) entered into Amendment No. 1 (the “364-Day Amendment”) to the Company’s 364-Day Credit Agreement, dated as of March 31, 2021 (the “364-Day Credit Agreement”), with Bank of America, N.A. (“Bank of America”), as administrative agent.

The 364-Day Amendment, among other things, (i) changes the rate under the 364-Day Credit Agreement for borrowings denominated in Euro from a LIBOR-based rate to a rate based on the Euro Interbank Offered Rate (“EURIBOR”) subject to certain adjustments specified in the 364-Day Credit Agreement and (ii) updates certain other provisions regarding successor interest rates to LIBOR.

The foregoing description of the 364-Day Amendment is a summary and is qualified in its entirety by reference to the text of the 364-Day Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

5-Year Credit Agreement

On November 18, 2021, the Company entered into Amendment No. 1 (the “5-Year Amendment”) to the Company’s Amended and Restated Five-Year Credit Agreement, dated as of March 31, 2021 (the “5-Year Credit Agreement”), with Bank of America, as administrative agent.

The 5-Year Amendment, among other things, (i) changes the rate under the 5-Year Credit Agreement for borrowings denominated in Sterling from a LIBOR-based rate to daily simple SONIA (Sterling Overnight Index Average) subject to certain adjustments specified in the 5-Year Credit Agreement, (ii) changes the rate under the 5-Year Credit Agreement for borrowings denominated in Euro from a LIBOR-based rate to a EURIBOR-based rate subject to certain adjustments specified in the 5-Year Credit Agreement, (iii) changes the rate under the 5-Year Credit Agreement for borrowings denominated in Japanese Yen from a LIBOR-based rate to a rate based on TIBOR (Tokyo Interbank Offer Rate) subject to certain adjustments specified in the 5-Year Credit Agreement and (iv) updates certain other provisions regarding successor interest rates to LIBOR.

The foregoing description of the 5-Year Amendment is a summary and is qualified in its entirety by reference to the text of the 5-Year Amendment, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to 364-Day Credit Agreement, dated as of November 18, 2021, among Honeywell International Inc. and Bank of America, N.A., as administrative agent.
10.2	Amendment No. 1 to Amended and Restated Five-Year Credit Agreement, dated as of November 18, 2021, among Honeywell International Inc. and Bank of America, N.A., as administrative agent.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 23, 2021	HONEYWELL INTERNATIONAL INC.

By: /s/ Anne T. Madden
Anne T. Madden
Senior Vice President and General Counsel